UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest Event Reported) January 3, 2006

                              EXECUTE SPORTS, INC.
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                 (Name of Small Business Issuer in its charter)

            NEVADA                                         33-125868
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(State or other jurisdiction of                (IRS Employer Identification No.)
 incorporation or organization)

               1284 Puerta del Sol Suite 150 San Clemente CA 92673
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               (Address of principal executive offices) (Zip Code)

                    Issuer's Telephone Number (858) 518-1387
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                       Issuer's Fax Number (858) 279-1799
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Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 13e-4(c))

FORWARD-LOOKING STATEMENTS UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF1995:

This Current Report contains forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements concerning plans, objectives, goals, strategies, future events or performance, and underlying assumptions and other statements that are other than statements of historical facts. These statements are subject to uncertainties and risks including, but not limited to, demand and acceptance of services, changes in governmental policies and regulations, economic conditions, the impact of competition and pricing, and other risks defined in this document and in statements filed from time to time with the Securities and Exchange Commission by Execute Sports, Inc. (the "Company"). All readers are encouraged to carefully review this Current Report. All such forward-looking statements, whether written or oral, and whether made by or on behalf of the Company, are expressly qualified by the cautionary statements and any other cautionary statements which may accompany the forward-looking statements. In addition, the Company disclaims any obligation to update any forward-looking statements to reflect events or circumstances after the date hereof.

Item 1.01. Entry into a Material Definitive Agreement

On December 28, 2005 , Execute Sports, Inc., a corporation formed under the laws of the State of Nevada (the "Company"), and Pacific Sports Group., a corporation formed under the laws of the State of California ("PSG") and the stockholders of PSG ("PSG Stockholders") have entered into a binding letter of intent ("LOI") providing for the acquisition of PSG (the "PSG Shares") from the PSG Stockholders.

The LOI contemplates an acquisition under the terms of which the Company will issue up to 5,142,857shares of its common stock to the PSG Stockholders in consideration for 100% of the PSG Shares. Assuming the issuance of 5,142,857 shares of common stock of the Company to the PSG Stockholders, the holders of the shares of the Company's common stock prior to the transaction will retain approximately 19.6% of the equity of the Company subsequent to the transaction.

Pacific Sports Group is a holding company that operates several action sports businesses, including Academy Snowboards, Kampus Wakesk8s and Collective Development.

The Company has paid the PSG Stockholders $150,000 as a Binder Payment for the LOI. This LOI may be terminated upon written notice by either Party to the other Party unilaterally, for any reason or no reason, with or without reasonable cause, at any time; however, if PSG terminates with or without reasonable cause it shall transfer the Binder Payment to the Company, or as the Company may direct. If the Company terminates with or without reasonable cause, PSG shall transfer the Binder Payment to the Company, or as the Company may direct.

Consummation of the transaction is subject to a number of conditions, including:

      o     The execution of a definitive agreement;
      o The delivery to the Company of fully executed releases by all PSG Stockholders to the effect that no such PSG Stockholder is owed any form of payment or other obligation by PSG in addition to the terms set forth in the binding LOI;
      o     Restructuring of certain debt outstanding;
      o Completion of a satisfactory due diligence investigation by both parties;
      o The entry into certain employment agreements by and among the Company and certain stockholders of PSG; and
      o Definitive approval by the board of directors of the Company of the Purchase Agreement and all transactions and developments contemplated thereby.

There can be no assurance that the transaction contemplated by the Purchase Agreement will be consummated on a timely basis, if at all.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

2.1 Letter of Intent, dated as of December 28, 2005, by and among Execute Sports, Inc. and Pacific Sports Group, Inc.

                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                                 EXECUTE SPORTS, INC.


                                                 By: /s/ Todd M. Pitcher
                                                     -------------------
                                                     Todd M. Pitcher
                                                     President

Dated: January 3, 2006